UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 14, 2012, American Realty Capital Properties, Inc., a Maryland corporation, which we refer to as “we,” “us” or “our,” entered into an Agreement and Plan of Merger with American Realty Capital Trust, III, Inc., a Maryland corporation, or ARCT III, Tiger Acquisition, LLC, a Delaware limited liability company and one of our wholly owned subsidiaries, or Merger Sub, ARC Properties Operating Partnership, L.P., a Delaware limited partnership, or our Operating Partnership, and American Realty Capital Operating Partnership III, L.P., a Delaware limited partnership and the operating partnership of ARCT III, or the ARCT III Operating Partnership. The merger agreement provides for the merger of ARCT III with and into Merger Sub, with Merger Sub surviving as one of our wholly owned subsidiaries. In addition, the merger agreement provides for the merger of ARCT III Operating Partnership with and into our Operating Partnership, with our Operating Partnership being the surviving entity.

We have filed a post-effective amendment to our Registration Statement on Form S-3 (Registration No. 333-182971), or the Post-Effective Amendment, in order to provide investors with certain information relating to the merger and other matters. The purpose of this Current Report on Form 8-K is to file under the Securities Exchange Act of 1934, as amended, and allow for incorporation by reference, as applicable, certain material information relating to the merger in order that such information may be incorporated by reference into the Post-Effective Amendment.

Such information is provided below and in Exhibits 99.1 – 99.5 attached hereto (which are incorporated by reference herein), and consists of (i) certain financial statements of ARCT III, the entity with which we intend to merge, (ii) certain risk factors relating to the proposed merger, (iii) our unaudited pro forma financial statements assuming we merged with ARCT III as of September 30, 2012, (iv) summary financial statements of FedEx Corporation, which is the parent of the lessee under leases producing, on a pro forma basis assuming our merger with ARCT III, 10.1% of our annualized rental income on a straight-line basis as of September 30, 2012, (v) summary financial statements of Dollar General Corporation, which is the parent guarantor of leases producing, on a pro forma basis assuming our merger with ARCT III, 12.3% of our annualized rental income on a straight-line basis as of September 30, 2012, and (vi) summary financial statements of RBS Citizens, N.A., which is the parent of the lessee under leases producing, on a pro forma basis assuming our merger with ARCT III, 11.9% of our annualized rental income on a straight-line basis as of September 30, 2012.

The following financial statements of ARCT III are incorporated herein by reference:

Financial Statement	Incorporated by Reference to
Consolidated Balance Sheets as of December 31, 2011 and 2010	(1)
Consolidated Statements of Operations for the Year Ended December 31, 2011 and the Period from October 15, 2010 (date of inception) to December 31, 2010	(1)
Consolidated Statement of Stockholders’ Equity for the Year Ended December 31, 2011 and the Period from October 15, 2010 (date of inception) to December 31, 2010	(1)
Consolidated Statements of Cash Flows for the Year Ended December 31, 2011 and the Period from October 15, 2010 (date of inception) to December 31, 2010	(1)
Notes to Consolidated Financial Statements	(1)
Schedule III − Real Estate and Accumulated Depreciation at December 31, 2011	(1)
Consolidated Balance Sheets as of September 30, 2012 (Unaudited) and December 31, 2011	(2)
Consolidated Statements of Operations and Comprehensive Loss for the Three and Nine Months Ended September 30, 2012 and 2011 (Unaudited)	(2)
Consolidated Statement of Changes in Equity for the Nine Months Ended September 30, 2012 (Unaudited)	(2)
Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2012 and 2011 (Unaudited)	(2)
Notes to Consolidated Financial Statements (Unaudited)	(2)

(1)	Annual Report on Form 10-K of ARCT III for the year ended December 31, 2011, filed with the Securities and Exchange Commission on February 29, 2012.
(2)	Quarterly Report on Form 10-Q of ARCT III for the quarterly period ended September 30, 2012, filed with the Securities and Exchange Commission on November 14, 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP
99.1	Risk Factors
99.2	Unaudited Pro Forma Financial Statements of American Realty Capital Properties, Inc.
99.3	Summary Financial Statements of FedEx Corporation
99.4	Summary Financial Statements of Dollar General Corporation
99.5	Summary Financial Statements of RBS Citizens, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

January 8, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors